SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 11, 2002
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                               Baltek Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                          (State or Other Jurisdiction
                                of Incorporation)
         2-44764                                         13-2646117
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(Commission File Number)                       (IRS Employer Identification No.)

                  10 Fairway Court, Northvale, New Jersey 06747
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               (Address of Principal Executive Offices) (Zip Code)


                  Registrant's telephone number, (201) 767-1400


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 27, 2003, Baltek Corporation (the "Company") issued a press release announcing it had completed and closed the sale of its shrimp businesses, the Company's wholly owned subsidiaries Marines C.A. and Recorcholis, S.A., to Conlorance Investments Inc., a buyer unaffiliated with the Company. The sale was completed pursuant to an Agreement for Sale among the Company, Dr. Recher Vivanco Cordova and Ms. Luz Sierra Vivanco, dated December 11, 2002. The Agreement for Sale was amended on January 31, 2003 to reflect, among other things, the sale of the business to Conlorance Investments, Inc. The sale was made effective as of February 17, 2003 when the Company and Conlorance Investments Inc. executed the Closing Agreement. Closing agreements are customarily executed to memorialize the consummation of a sale or acquisition of an Ecuadorian company. The selling price of the shrimp business was $1,400,000 with $250,000 paid by the purchaser at the closing. The balance of $1,150,000 is payable in four equal semi-annual installments. At the purchaser's option, the purchase price will be adjusted to $1 million if an additional $750,000 is paid in cash by March 14, 2003. The purchase price is payable in U.S. dollars. In connection with the sale, the Company revised the terms of its loan agreement with its Ecuadorian bank and expects to revise the terms of its loan agreement with its U.S. bank. The Purchase Agreement, the Amendment and the Press Release are attached hereto as Exhibits 10.10, 10.11 and 99.1, respectively. The Closing Agreement will be filed as an amendment to this filing shortly after an English language version becomes available.

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.
     The Company will provide pro forma financial information regarding the transaction described in Item 2 above in a subsequent amendment to this Current Report on Form 8-K within 15 days after the closing date of the transaction.

(c) EXHIBITS:

      Exhibit
      Number   Exhibit Title
      ------   -------------
      10.10    Agreement  for Sale  among  the  Company  and  Dr.Recher  Vivanco
               Cordova  and Ms. Luz Sierra  Vivanco,  dated  December  11,  2002
               (Translated into English from the Original Spanish document)

      10.11 Addendum to Agreement for Sale among the Company and Dr. Recher Vivanco Cordova and Ms. Luz Sierra Vivanco, dated January 31, 2003 (Translated into English from the Original Spanish document)




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      10.12    Closing Agreement between the Company and Conlorance Investments, dated as of February 17, 2003. (Translated into English from the Original Spanish document, to be filed as an amendment to this filing).




      99.1     Press Release dated February 27, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BALTEK CORPORATION

Date: February 27, 2003         By: /s/ Ronald Tassello, Chief Financial Officer
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                                    Ronald Tassello
                                    Chief Financial Officer